UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  JULY 9, 2002
                                 (Date of Report
                        Date of earliest event reported)

                            OFFSHORE LOGISTICS, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                  0-05252                  72-0679819
     (State or other      (Commission File Number)       (IRS Employer
      jurisdiction                                      Identification No.)
    of incorporation)

                                 224 RUE DE JEAN
                           LAFAYETTE, LOUISIANA 70508
          (Address of principal executive offices, including Zip Code)

                                 (337) 233-1221
              (Registrant's telephone number, including area code)



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ITEM 5 - OTHER EVENTS.

      The Board of Directors of the Registrant has determined to increase the size of the Board of Directors of the Registrant to ten members, effective as of the Annual Meeting scheduled for September 16, 2002.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OFFSHORE LOGISTICS, INC.

Date:  July 9, 2002                      By: /s/ H. Eddy Dupuis
                                            ----------------------------
                                         Name:  H. Eddy Dupuis
                                         Title:  Vice President, Chief
                                                Financial Officer and Secretary




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